SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 26, 2013

MERRILL LYNCH DEPOSITOR, INC.
(on behalf of PPLUS TRUST SERIES SPR-1)
(Exact name of registrant as specified in its charter)

Delaware	001-31912	13-3891329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

One Bryant Park, 4th FL New York, New York (Address of principal executive offices)		10036 (Zip Code)
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Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

On August 26, 2013 The Bank of New York Mellon, as Trustee for the PPLUS Trust Series SPR-1 Trust (the “Trust”), issued a press release regarding the termination of the Trust.  The Trustee gave notice that it had not received a notice of exercise from the holder of the warrants to purchase the outstanding PPLUS Trust Series SPR-1 (the “Securities”). Under the terms of the Trust Agreement, if the Call Warrant Holder chooses not to exercise the Call Warrants within 10 days after notice is given, distributions will be made to the holders of the Certificates on or about September 3, 2013 as described in the press release.  A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 26, 2013

MERRILL LYNCH DEPOSITOR, INC.
By:/s/ John Marciano
Name:John Marciano
Title:Vice President

EXHIBIT INDEX
Exhibit 99.1Press Release, dated August 26, 2013